CIM Real Assets & Credit Fund

Schedule of Investments

June 30, 2020 (Unaudited)

	Maturity Date	Rate	Principal	Value
Bank Loans (43.01%)(a)
Basic Materials (2.24%)
Axalta Coating Systems Dutch Holding B B.V., First Lien B-3 Dollar Term Loan(b)	06/01/2024	3M US L + 1.75%	$125,000	$120,176

Communications (8.05%)
AppLovin Corp., First Lien Initial Term Loan(b)	08/15/2025	1M US L + 3.50%	200,000	194,666
Connect Finco SARL, First Lien Initial Term Loan(b)	12/11/2026	L + 4.50%	250,000	236,095
Total Communications				430,761

Consumer, Cyclical (7.09%)
1011778 BC ULC, First Lien B-4 Term Loan	11/19/2026	1M US L + 1.75%	199,499	189,549
Aramark Intermediate HoldCo Corp., First Lien U.S. B-3 Term Loan	03/11/2025	1M US L + 1.75%	200,000	189,979
Total Consumer, Cyclical				379,528

Consumer, Non-cyclical (3.38%)
Bausch Health Companies, Inc., First Lien Initial Term Loan	06/02/2025	1M US L + 3.00%	185,755	181,065

Financial (7.07%)
Asurion LLC, First Lien New B-7 Term Loan(b)	11/03/2024	L + 3.00%	200,000	193,667
Blackhawk Network Holdings, Inc., First Lien Term Loan(b)	06/15/2025	1M US L + 3.00%	200,000	185,166
Total Financial				378,833

Industrial (3.37%)
TransDigm, Inc., First Lien Tranche E Refinancing Term Loan(b)	05/30/2025	1M US L + 2.25%	200,000	180,672

Technology (11.81%)
CornerStone OnDemand, Inc., First Lien Term Loan	04/22/2027	3M US L + 4.25%	200,000	197,126
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan	06/05/2025	3M US L + 4.25%	250,000	245,000
Xperi Holding Corp., First Lien Initial B Term Loan(b)	06/02/2025	1M US L + 4.00%	200,000	190,000
Total Technology				632,126

TOTAL BANK LOANS (Cost $2,295,550)				$2,303,161

	Maturity Date	Rate	Principal	Value
Collateralized Loan Obligations (7.23%)(a)
Asset Backed Securities (7.23%)
Park Avenue Institutional Advisers CLO, Ltd. 2017-1, Class D(c)	11/14/2029	3M US L + 6.22%	50,000	$43,803
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	343,116
Total Asset Backed Securities				386,919

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $376,311)				386,919

Corporate Bonds (4.63%)
Health Care (4.63%)
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(c)(d)	03/15/2034	12.997%	198,135	248,013

TOTAL INVESTMENTS 54.87% (Cost $2,919,429)				$2,938,093

Other Assets In Excess Of Liabilities 45.13%				2,416,856

NET ASSETS (100.00%)				$5,354,949

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	All or a portion of this position has not settled as of June 30, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $634,932, which represented approximately 11.86% of net assets as of June 30, 2020. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	Fair value of this security was determind using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%
3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

See Notes to Quarterly Schedule of Investments.

Note 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment adviser is CIM Capital IC Management, LLC (the “Adviser”). On May 4, 2020, the Fund commenced a continuous offering of Class I, Class C, Class A and Class L common shares of beneficial interest and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value.

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund’s investments in Real Assets will consist of (1) direct real estate that will be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”) managed by the CIM Sub-Adviser, (2) publicly traded REITs and nonaffiliated private REITs, (3) real estate mortgages, (4) collateralized mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will consist of real assets in urban qualified communities throughout the United States (“Qualified Communities”).

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations; and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Income Taxes

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. No provision for U.S. federal income taxes has been made. The Fund intends to file U.S. federal, state, and local tax returns as required.

Fair Value Measurements — In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –

Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –

Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices or identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that (are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Company’s assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$2,303,161	$–	$2,303,161
Collateralized Loan Obligations	–	386,919	–	386,919
Corporate Bonds	–	–	248,013	248,013
Total	$–	$2,690,080	$248,013	$2,938,093

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change In Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer Into Level 3	Transfer Out of Level 3	Balance as of June 30, 2020	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 Investments held at June 30, 2020
Corporate Bonds	$-	$(100)	$-	$(108)	$445	$ 248,208	$(432)	$-	$-	$248,013	$445
	$-	$(100)	$-	$(108)	$445	$ 248,208	$(432)	$-	$-	$248,013	$445